SOMERSET HILLS BANCORP

Annual Meeting of Stockholders

April 19, 2012

Forward-Looking Statements

This investor presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, those set forth in the Company's Form 10-k under the caption "Risk Factors" and changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake -- and specifically disclaims any obligation -- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Overview

- Commercial banking franchise in Northern NJ; founded in 1998
- A relationship-based lender located in one of the Nation's wealthiest regions
- New company records posted in 2011:
  - Earnings: $2.8 million
  - Net interest income: $12.0 million
  - Total assets (at period-end): $364 million
  - Total deposits (at period-end): $315 million (87% core)
- Operating expenses reduced each of the past two years
- Maintained strong capital: TCE ratio 11.1% at year-end
- Continued sound asset quality: greater than 99.9% of all loans performing
- Stock rated "Buy" from Stifel Nicolaus

Branch Network


PASSAIC
WARREN
MORRIS
LONG VALLEY
MENDHAM
MORRISTOWN
ESSEX
BERNARDSVILLE
MADISON
SUMMIT
NYC
UNION
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
Phil.

Valuable New Jersey Franchise

We rank #1 or #2 in New Jersey for these key "franchise value" metrics (see note):

- **# 1 in Asset Quality**
  - SOMH NPA ratio of 0.13%; avg. for all publicly traded banks in NJ was 3.16%
- **#1 in Deposit Mix**
  - SOMH core (non-CD) deposits percentage of 87%; NJ average was 64%
- **#2 in Wealth of Operating Region**
  - Weighted avg. median HH Income in SOMH trade area $93,000; NJ average was $72,000; National average approximately $55,000

Scarcity Value - very few banking franchises in the Nation possess all three attributes

Note: Rankings based on "as of December 31, 2011" information available from SNL Financial for all 35 publicly traded commercial banks headquartered in New Jersey.

Balance Sheet Trends

($ millions)


Strong Organic Balance Sheet Growth
Total Assets up 10.8% from prior year
Core Deposits up 17.9% from prior year
Loans up 12.3% from prior year
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$292.5
$211.2
$186.3
$364.4
$273.8
$232.5
2008 (YE)
2009 (YE)
2010 (YE)
2011 (YE)

Net Income Trend

($ thousands)



Several Years of Strong Earnings Growth
Momentum Continuing into 2012
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,566
$1,894
$2,510
$2,813
$603
$820
2008
2009
2010
2011
2011 1Q
2012 1Q

Profitability Ratios



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Return on Equity (Right Axis)
Return on Assets (Left Axis)
0.56%
0.61%
0.80%
0.83%
4.24%
4.65%
6.37%
6.98%
1Q 2012 0.94%
1Q 2012 8.05%
5.00%
2.50%
0.00%
2008
2009
2010
2011

Net Interest Income Trend



Net interest income rising due to balance sheet growth
Net interest margin compressing due to low rate environment
($000's)
$3,200
$3,100
$3,000
$2,900
$2,800
$2,700
$2,600
$2,500
$2,400
$2,300
7.50 %
7.00
6.50
6.00
5.50
5.00
4.50
4.00
3.50
3.00
$2,640
$2,582
$2,720
$2,751
$2,726
$2,889
$2,938
$2,946
$2,925
$2,962
$3,089
$3,069
$3,146
3.72
3.50
3.79
3.66
3.77
4.05
3.96
3.85
3.93
3.81
3.82
3.55
3.84
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
Net Interest Margin (Right Axis)
FTE Net Interest Income (Left Axis)

Efficiency Ratio



Dramatic improvement reflects both growth and expense reductions
80.0%
78.0%
76.0%
74.0%
72.0%
70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
77.3%
75.0%
70.3%
66.8%
2008
2009
2010
2011
63.5% for 1Q 2012

Note: Efficiency ratios are calculated as recurring operating expenses divided by the sum of fte net interest income plus recurring noninterest revenue. Nonrecurring items (such as loss on the debt extinguishment) and securities gains/(losses) are excluded from the calculation.

Expense Control



Non-interest Expense as a % of Average Assets
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
3.82%
3.51%
3.15%
3.07%
3.01%
3.09%
3.12%
3.04%
3.02%
2.71%
2007
2008
2009
2010
2011
Somerset Hills Bancorp
Avg.-NJ Publicly Traded Banks

- **Expense control focused on the following areas:**
  - More efficient use of staff
  - More efficient use of office space and equipment
  - Reduced branch lease expense upon renewal
  - Reduced use of outside consultants and advisors
  - Negotiating better terms with vendors

Capital Strength


All regulatory capital ratios are more than 500 bps in excess of well-capitalized levels.
An additional $2.2 million of cash/capital is held at holding company
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.08%
10.16%
5.00%
13.91%
6.00%
15.03%
10.00%
Bancorp Tangible Common Equity
Bank-Leverage
Bank- Tier 1 Risk-based
Bank-Total Risk-based
Ratio at 12/31/11
Minimum "Well-Capitalized"
Additional Available Capital

Credit Quality



We have significantly less problem assets
NPA's as a % of Total Assets
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
U.S. Banks
NJ Banks
Somerset Hills Bancorp
2005YE
2006YE
2007YE
2008YE
2009YE
2010YE
2011YE
Publicly Traded Banks-U.S.
Publicly Traded Banks-N.J.

Source: SNL Financial. SNL's definition of nonperforming assets includes troubled debt restructurings.

Asset Quality-How Do We Do It?

- **Credit Culture**
  - Conservative Strict Underwriting standards (Low LTV, Recourse, etc.)
  - Philosophy of "careful growth" since inception in 1998
  - Owner-occupied collateral - focusing on professionals (e.g., lawyers, accountants, doctors)
- **Economic Strength of Operating Area**
  - Our borrowers tend to have greater financial cushion than those in other regions
  - Better positioned, although not immune, to withstand economic downturn
- **We are <u>NOT</u> in the following businesses:**
  - Indirect auto, credit cards, leasing, SBA lending, or anything "sub-prime"
- **Focus on Loan Monitoring and Collection**
  - We continuously monitor borrower financial condition
  - Have always been aggressive collectors in all business cycles

Loan Mix



Total Portfolio - $232 million at Year-end 2011
Consumer (Home Equity) 18%
Commercial 14%
Construction, land and land development 3%
Residential Mortgages 16%
Commercial Mortgages 49%

Loan Portfolio Trends and Pipeline

($ millions)

	12/31/2010	Incr./ (Decr.)	12/31/2011	Incr./ (Decr.)	3/31/2012	4/15/2012 Pipeline[2]	1Q 2012 Portfolio Yields
Commercial[1]	$137.2	15.7	$152.9	$1.2	$154.1	$20.2	5.75%
Residential	26.9	10.5	37.4	0.8	38.2	1.9	4.63%
Consumer	42.9	(0.9)	42.0	(2.7)	39.3	-	3.68%
Total Loans	$207.0	$25.3	$232.3	$(0.7)	$231.6	$22.1	5.10%

[1]Commercial includes commercial; construction, land and land development; and commercial mortgages.

[2]Pipeline includes loans approved and committed, and loans closed between 3/31/12 and 4/15/12.

Loan Origination - Potential & Strategy

- **Economic conditions are improving**
  - Pick up in loan demand for property acquisition and improvement.
  - We continue to be a net beneficiary of commercial and residential refinancings
  - Larger banking institutions losing focus on our primary targets
  - Weaker banking institution lack the capital to compete for our primary targets
- **Our consistent product offering over the past ten years has significantly expanded our client base and referral universe.**
  - Loan officers incentivized by volume. Credit decisions made by SLO and CEO.
- **We are very well positioned to significantly increase our loan portfolio**
  - Our capital ratios are more than 500 bps in excess of well-capitalized levels
  - Our liquidity remains high- more than 10% of total assets in cash at 3/31/12.
  - With high levels of “zero cost” funds (noninterest-bearing demand deposits and capital), we would likely benefit from rising rates.

Core Deposit Funding Strategy

- **Our business model relies almost exclusively on core and other local deposits**
- **Core deposit (i.e., non-time) balances are 87% of total deposits, best in NJ**
  - Relationship-driven commercial non-interest bearing demand accounts
  - Paramount account, an attractive interest-bearing checking account for retail customers and not-for-profits
  - Escrow Ease trust accounts, servicing close to 100 Northern NJ law firms
- **Time deposits are raised through local branch marketing efforts only.**
  - We do not accept brokered deposits
  - We rarely advertise
- **Core deposits have grown in excess of 10% per year over the past two years**
  - Favorable economic conditions
  - Superior customer service
  - Strength and soundness of our bank, which we believe is well-known in our operating area

Deposit Mix Trends

($ thousands, annual averages)

Core Deposits have increased by 10+% over each of the past two years.



$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
12,000
10,000
8,000
6,000
4,000
2,000
-
8,315
8,668
9,687
10,560
$39,785
$57,681
$43,069
$41,494
$143,954
$146,325
$159,208
$173,349
$48,055
$53,811
$60,330
$73,184
2008
2009
2010
2011
Demand
Int. Bearing Transaction
Time
# of Core Accounts

Investment Portfolio

We have never taken an OTTI charge, largely due to our conservative investment philosophy

- We avoid reaching for yield and stick to high quality investments
- More than 75% of the portfolio is guaranteed by U.S. Gov't/Agencies
- The fair market value of our municipal securities portfolio exceeds book value. It is a highly granular portfolio comprised of 36 investments (avg. $257,000) in regional municipalities, primarily NJ.
- Our corporate securities portfolio is relatively small. Comprised solely of large cap financial institutions.
- At December 31, 2011, the tax-equivalent yield was 3.29%, and the weighted average re-pricing interval was 3.05 years.



Municipals $9.3 MM
Corporates $3.8 MM
U.S.T. and Agencies $14.7 MM
MBS & CMO $26.6 MM

Total investment securities portfolio
$54.3 million
as of December 31 , 2011

Well-Positioned Interest Rate Risk

- **We maintain a relatively large volume of overnight holdings**
  - We have largely avoided reaching for yield in our securities portfolio
- **The duration of our loan portfolio is approximately 2 years**
  - Our residential exposure (both securities and loans) represents less than 17% of total assets
  - 42% of our loan portfolio re-prices in one year while only 10% re-prices in more than 5 years.
- **Our strong capital and core deposit levels bode well for rising rates**
  - 33% of our earning assets were funded by capital and noninterest-bearing demand
    - The average ratio of NJ commercial banks is 22% (We rank #2*)
    - These funds bear no interest cost to bank in any rate environment

*Rank based on all publicly traded banks headquartered in NJ. Data source: SNL Financial as of year-end 2011.

Technology

- **Enhanced our debit card fraud detection systems**
  - Reduces our risks and has kept losses at insignificant levels
- **First community bank to implement Trusteer's Rapport identity protection product**
  - Relatively high adoption rate -- we have been offering this product for three years
  - Many other banks just getting started
- **Remote deposit capture for our commercial customers**
  - Expands our geographic reach and provides immediate cost savings
- **Mobile Banking**
  - The fastest growing delivery channel
  - Recently implemented first stage functionality with strong initial customer adoption.
  - Next step is mobile banking apps for Apple and Droid tablets and smart phones.

Dividends & Share Repurchases

- **Our historical dividend policy and actions have reflected strong results, confidence in our operating model and a solid balance sheet.**
- **Today, we increased our quarterly cash dividend to 8 cents per share.**
  - Represents a dividend yield of 3.9% (assuming $8.25 share price)
- **We were one of just a handful of banks nationwide that raised its cash dividend in both 2010 and 2011 (and now again in 2012).**
- **Our Board recently increased authority under our stock repurchase plan.**
- **Our financial strength and performance bode well for potentially higher cash dividends and stock repurchases in future periods.**

Summary

- **We have a unique and valuable community banking franchise**
  - We operate in one of the wealthiest regions in the Nation
  - Our asset quality metrics are among the best in the Nation
  - We are strongly capitalized
- **We are poised for growth**
  - We increased our loan portfolio by 12% in 2011 over 2010
  - Our loan origination pipeline is very strong
- **Our staff is highly experienced**
  - Each of our key executives, and a majority of our staff, has significant industry experience at both large and community-based banks
- **Shareholder value focused**
  - We will be opportunistic regarding acquisition and merger of equals opportunities
  - We recognize that our franchise is valuable to larger banks in region

SOMERSET HILLS
BANCORP